UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   May 11, 2001




                        THE SOUTH FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)




    South Carolina               0-15083                         57-0824914
 ------------------------      -----------                ----------------------
(State of other juris-         (Commission                     (IRS Employer
diction of incorporation)      File Number)               Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         -------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                  The Exhibit Index appears on page 2 hereof.

ITEM 5.  OTHER EVENTS
         ------------

         The Company has amended and restated its Common Stock Dividend Reinvestment Plan in certain respects, principally to provide for open market purchases, in addition to purchases from the Company out of its authorized but unissued shares. A copy of the amended and restated plan is included as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

Exhibits

4.1 Amended and Restated Common Stock Dividend Reinvestment Plan for The South Financial Group, Inc.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SOUTH FINANCIAL GROUP, INC.



May 11, 2001                            By:      /s/ William S. Hummers III
                                        --------------------------------------
                                                 William S. Hummers III
                                                 Executive Vice President

                                  Exhibit Index

EXHIBIT

4.1       Amended and Restated Common Stock Dividend Reinvestment Plan

                        THE SOUTH FINANCIAL GROUP, INC.
                              102 South Main Street
                        Greenville, South Carolina 29601
                                 (864) 255-7913


          AMENDED AND RESTATED COMMON STOCK DIVIDEND REINVESTMENT PLAN

PURPOSE

1.   What is the purpose of the Plan?

     The primary purpose of the Common Stock Dividend Reinvestment Plan (the "Plan") is to provide holders of record of shares of the $1 par value Common Stock ("Common Stock") of The South Financial Group, Inc. (the "Company") the opportunity to invest cash dividends and optional cash payments in shares of Common Stock. Shares purchased under the Plan will be either original issue shares or shares purchased on the open market, and have the same rights with respect to dividends and voting as all shares of Common Stock. (See Questions 10, 12 and 13.) The Company anticipates utilizing the reinvested dividends and optional cash payments for its general corporate purpose, including investments in the Company's subsidiaries.

ADVANTAGES

2.   What are the advantages of the Plan?

     Participants in the Plan ("Participants") may:

o Automatically reinvest all or a portion of their Common Stock cash dividends, without payment of a service charge or brokerage commission, in Common Stock at 95% of the fair market value of the Common Stock.

o Invest additional cash, up to $10,000 per month, without the payment of a service charge or brokerage commission, in additional shares of Common Stock. (See Questions 10, 12 and 13.)

o Invest the full amount of all dividends and optional cash payments, since fractional share interests may be held under the Plan.

o Avoid safekeeping and recordkeeping requirements and costs through the free custodial service and reporting provisions of the Plan.

ADMINISTRATION

3.   Who administers the Plan for Participants?

     Registrar and Transfer Company (the "Administrator") will administer the Plan, purchase and hold shares of Common Stock acquired from the Company under the Plan, keep records, send statements of account activity to Participants, and perform other duties related to the Plan. Participants may contact the Administrator by writing to:

                  The South Financial Group Dividend Reinvestment Plan c/o Registrar and Transfer Company
                  10 Commerce Drive
                  Cranford, New Jersey 07016-3572


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

     Participants may also contact the Administrator by telephoning toll free at 1-800-368-5948 or by e-mailing to invrelations@rtco.com.

PARTICIPATION

4.   Who is eligible to participate in the Plan?

     All holders of record of shares of Common Stock are eligible to participate in the Plan; provided, however, if any Participants have the same social security or federal tax identification number, the maximum amount which all such Participants may invest as optional cash payments each month is limited to the maximum amount that one Participant may so voluntarily invest each month. (See Question 13.) In order to be able to participate in the Plan in their own names, beneficial owners of shares of Common Stock whose shares are registered in names other than their own must become holders of record by having their shares transferred into their own names. All nominees or brokers wishing to participate in the Plan should contact the Administrator toll free at 1-800-368-5948.


5.   How does an eligible shareholder become a Participant?

     An eligible shareholder may join the Plan by signing an Authorization Card and returning it to the Administrator. Authorization Cards may be obtained at any time by written request to Registrar and Transfer Company, 10 Commerce
Drive, Cranford, New Jersey 07016-3572, by telephoning toll free at 1-800-368-5948 or by e-mailing to invrelations@rtco.com.


6.   What are a shareholder's participation options?

     Participants may elect full reinvestment or partial reinvestment of cash dividends. If a shareholder chooses partial reinvestment, the shareholder must designate on the Authorization Card the number of whole shares for which he wishes to reinvest dividends. Dividends paid on all other shares registered in the Participant's name will be paid in cash.


7.   When may an eligible shareholder join the Plan?

     An eligible shareholder may join the Plan at any time. If an Authorization Card is received by the Administrator on or before the record date established for payment of a particular dividend, reinvestment of dividends under the Plan will commence with that dividend. If an Authorization Card is received after the record date established for a particular dividend, the reinvestment of dividends under the Plan will begin with the next succeeding dividend. The Company anticipates that the quarterly dividend record and payment dates will ordinarily occur on or about the following dates:

                   Record Date            Payment Date
                   -----------            ------------

                   January 15             February 1
                   April 15               May 1
                   July 15                August 1
                   October 15             November 1

     If an Authorization Card accompanied by an optional cash payment is received by the Administrator more than two business days prior to the next purchase date, the optional cash payment will be used to purchase shares of Common Stock on that purchase date. If an Authorization Card accompanied by an optional cash payment is received by the Administrator less than two business days prior to a purchase date, the optional cash payment will be used to purchase shares of Common Stock on the next purchase date.

COSTS

8. Are there any expenses to Participants in connection with purchases under the Plan?

     Participants will incur no brokerage commissions or service charges for purchases made under the Plan.

PURCHASES

9.   How many shares of Common Stock will be purchased for Participants?

     The number of shares purchased under the Plan for each Participant will depend on the amount of each Participant's dividends and optional cash payments, and the market price of the Common Stock. Each Participant's account will be credited with the number of shares, including fractions computed to four decimal places, equal to the total amount invested under the Plan by the Participant, divided by the applicable purchase price per share of the Common Stock.

10. When and at what price will shares of Common Stock be purchased under the Plan?

     Purchases of shares with reinvested dividends will be made as of each dividend payment date. Purchases of shares made with optional cash payments will be made on the first business day of every month. Optional cash payments must be received at least two business days prior to a purchase date to be used to purchase shares on that purchase date. Participants may obtain the return of any optional cash payment at any time up to two business days before a purchase date. No interest will be paid on any funds received under the Plan. The Company's quarterly dividend payment dates will ordinarily occur on the first day of February, May, August, and November.

     The prices of Common Stock purchased under the Plan with reinvested dividends will be 95% of the average of the high and low sale prices of the Common Stock on The Nasdaq National Market on the five business days preceding the dividend payment date, as reported in The Wall Street Journal, or other authoritative source; provided, that no purchases shall be made in the event that this price is less than the par value of the Common Stock (presently $1.00 per share); and provided, however, that the Company may alter the discount at which shares may be purchased hereunder so as to range from 95% to 100% of the average of the high and low sale prices of the Common Stock on The Nasdaq
National Market upon giving Participants not less than 30 days prior written notice thereof.

     The prices of Common Stock purchased under the Plan with optional cash payments will be 100% of the average of the high and low sale prices of the Common Stock on The Nasdaq National Market on the five business days preceding the monthly purchase date, as reported in The Wall Street Journal, or other authoritative source, provided that no purchases shall be made in the event that this price is less than the par value of the Common Stock (presently $1.00 per share); provided, however, that the Company may, upon 30 days prior written notice to Participants, amend the Plan to permit a discount on shares purchased with optional cash payments or to eliminate optional cash payments.


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

11. Will certificates be issued for shares of Common Stock purchased under the Plan?

     Unless requested by a Participant, certificates for shares of Common Stock purchased under the Plan on behalf of a Participant will not be issued in a Participant's name. Certificates for any number of whole shares credited to a Participant's account under the Plan will be issued in the Participant's name without charge upon receipt by the Administrator of a written request therefor from the Participant. Certificates representing fractional share interests will not be issued under any circumstances. (See Question 17.)

OPTIONAL CASH PAYMENTS

12.  How may optional cash payments be made?

     Only Common Shareholders who are having dividends reinvested under the Plan may make optional cash payments. An optional cash payment may be made by enclosing a check or money order payable to "Registrar and Transfer Company, Agent" together with an Authorization Card or with an Optional Cash Payment Form provided at the bottom of a Plan account statement referred to in Question 14 below and mailing them to the Administrator. The deadline for receiving optional cash payments to be invested is 5:00 p.m., Eastern Time, on the second business day prior to each monthly purchase date.


13.  What are the limitations on making optional cash payments?

     The same amount of money does not need to be sent each month, and a Participant is under no obligation to make an optional cash payment in any month. Any optional cash payments, however, must not be less than $25.00 per payment nor may such payments by any Participant aggregate more than $10,000.00 in any calendar month, subject to the right of the Company from time to time to change such amounts or to eliminate optional cash payments upon giving
Participants in the Plan not less than 30 days prior written notice of the effective date of such change; provided, however, any such change shall not occur more often than once every three months.

REPORTS TO PARTICIPANTS

14.  What reports will be sent to Participants?

     As soon as practicable after each purchase made under the Plan on behalf of a Participant, the Participant will receive a statement showing the amount invested, the purchase price, the number of shares purchased, and other information regarding the status of the Participant's account as of the date of such statement. Each Participant is responsible for retaining these statements in order to establish the cost basis of his shares purchased under the Plan for tax purposes.

WITHDRAWAL OF SHARES IN PLAN ACCOUNTS

15.  How may a Participant withdraw shares purchased under the Plan?

     A Participant may withdraw all or any portion of the whole shares of Common Stock held in the Participant's account under the Plan by notifying the Administrator in writing to that effect. The notice should be sent to Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016-3572. A certificate for the whole shares so withdrawn will be issued in the name of and mailed to the Participant. In no case will certificates for fractional share interests be issued. (See Question 17.)

TERMINATION OF PARTICIPATION

16.  How may a Participant's participation in the Plan be terminated?

     A Participant may terminate participation in the Plan at any time by notifying the Administrator in writing to that effect; however, any notice of termination received by the Administrator between a dividend record date and payment date will not be effective insofar as that dividend is concerned. Any such termination notice should be sent to Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016-3572. The Company may also terminate a Participant's participation in the Plan by giving written notice to that effect to a Participant at any time; however, if such notice is given between a dividend record date and payment date, such termination shall not be effective insofar as that dividend is concerned.

17. What happens to the whole shares and any fractional share interest in a Participant's account when a Participant's participation in the Plan is terminated?

     Upon termination of a Participant's participation in the Plan, a certificate for the number of whole shares in the Participant's account will be issued in the name of and mailed to the Participant. In lieu of issuing a certificate for any fractional share interest remaining in a terminated Participant's account, the fractional share interest will be liquidated, and a check for the net proceeds resulting from such liquidation will be mailed to the Participant.

     Upon termination of participation in the Plan, a Participant may send a written request to the Administrator that the whole shares in a Participant's account be sold. The Administrator will make such a sale for the Participant's account as soon as possible after processing the request for termination. The Participant will receive the proceeds, less any brokerage fees, from the sale of the whole shares, as well as the cash value of any fractional shares.

OTHER INFORMATION

18.  How does the Plan's share safekeeping feature work?

     At the time of enrollment in the Plan, or at any later time, Participants may use the Plan's share safekeeping service to deposit any Common Stock certificates in their possession with the Administrator. Shares deposited will be transferred into the name of the Administrator or its nominee and credited to the Participant's account under the Plan. Thereafter, such shares will be treated in the same manner as shares purchased through the Plan. By using the Plan's share safekeeping service, Participants no longer bear the risk associated with loss, theft or destruction of share certificates. Participants who wish to deposit their Common Stock certificates with the Administrator must mail their request and their certificates to the Administrator. The certificates should not be endorsed. It is recommended that Participants use registered, insured mail when mailing certificates to the Administrator.

19. What happens to a Participant's Plan account if all shares registered in the Participant's name are transferred or sold?

     If a Participant disposes of all shares of Common Stock registered in the Participant's name on the shareholder records of the Company without terminating participation in the Plan, the Administrator will continue to reinvest dividends payable on the shares of Common Stock held in the Participant's Plan account until such time as the Participant's participation in the Plan is terminated. (See Question 16.)

20. What happens if the Company has a Common Stock rights offering, stock dividend or stock split?

     If the Company effects a Common Stock dividend or stock split, it will credit each Participant's account with additional shares based on the number of shares that the Participant holds in the account on the record date for the dividend or split. If the Company grants its shareholders rights or warrants to purchase additional shares of Common Stock or other securities, then it will grant these rights or warrants to Participants based on the number of shares held in their accounts on the record date for the grant.


21.  How will a Participant's Plan shares be voted at a meeting of shareholders?

     If on the record date for a meeting of shareholders there are any whole shares credited to a Participant's account under the Plan, such whole shares will be added to the shares registered in the Participant's name on the shareholder records of the Company. The Participant will receive one proxy covering the total of such shares, which proxy will be voted as the Participant directs; or, if a Participant so elects, the Participant may vote all of such shares in person at the shareholders' meeting.


22.  May a Participant transfer the ownership of the Shares in his Plan account?

     If a Participant wishes to transfer the ownership of all or part of the Participant's shares held under the Plan to another person, whether by gift, private sale, or otherwise, the Participant may effect such transfer by mailing an executed stock power to the Administrator. Transfers must be made in whole share amounts. Requests for transfer are subject to the same requirements as for transfer of Common Stock certificates generally, including the requirement of a medallion stamp guarantee on the stock power. Stock Power Forms are available from the Administrator.

     Once shares in a Plan account are transferred, the transferee must obtain an Authorization Card from the Administrator to enroll the shares in the Plan. Transferred shares will not be automatically enrolled in the Plan. The transferee may send the Authorization Card to the Administrator at the same time as the transferor submits the Stock Power Form to effectuate the transfer.


23.  What are the federal income tax consequences of participation in the Plan?

Under the current provisions of the Internal Revenue Code of 1986, as amended, (the "Code") the purchase of shares of Common Stock under the Plan will generally result in the following federal income tax consequences:

     REINVESTED DIVIDENDS. In the case of reinvested dividends, because the Administrator will acquire shares for a Participant's Plan account directly from the Company, the Participant must include in gross income a dividend amount equal to the number of shares purchased with the Participant's reinvested dividends multiplied by the fair market value of the Common Stock on the relevant dividend payment date. The Participant's basis in those shares will also equal the fair market value of the shares on the relevant dividend payment date.

     OPTIONAL CASH PAYMENTS. The Participant's basis in shares acquired with optional cash payments will be the price actually paid by the Participant for such shares. If, however, the Company were to modify the Plan to permit a discount on the purchase price of shares purchased with optional cash payments, the amount of the discount, as determined by the difference between the fair market value of the Common Stock received and the amount of cash paid for it, will be treated as a dividend for tax purposes.

     ADDITIONAL INFORMATION. The holding period for the Plan Shares will begin the day after the date the shares are acquired. A Participant will not realize any taxable income when he or she receives certificates for whole shares credited to his or her account under the Plan, either upon a request for such certificates or upon termination of the Plan. However, a Participant who receives, upon withdrawal from or termination of the Plan, a cash payment for the sale of Plan Shares held for such Participant's account under the Plan or for a fractional share then held in his or her Plan account will realize gain or loss measured by the difference between the amount of the cash received and the Participant's basis in such shares or fractional share. If, as usually is the case, the Common Stock is a capital asset in the hands of a Participant, such gain will be short-term or long-term capital gain, depending upon whether the holding period for such shares is more or less than one year.

     In general, the corporate dividends-received deduction has been reduced to 70% and may be further reduced. Corporate shareholders also should be aware that the Internal Revenue Code of 1986, as amended, limits the availability of the dividends-received deduction under various special rules, including the situation where a holder of stock incurs indebtedness directly attributable to such stock or fails to satisfy certain holding period requirements. Corporate shareholders who participate in the Plan should consult their own tax advisers to determine their eligibility for the dividends-received deduction. The above is intended only as a general discussion of the current federal income tax consequences of participation in the Plan. Participants should consult their own tax advisers regarding the federal and state income tax consequences (including the effects of any changes in law) of their individual participation in the Plan.


24. Will the shares purchased under the Plan be listed on The Nasdaq National Market?

     The Company will take all steps necessary to seek approval of the shares for quotation on The Nasdaq National Market, subject to official notice of issuance. (Shares purchased on the open market will already be listed on the Nasdaq National Market.) The Company shall give such notice to Nasdaq as may be required to permit the listing of the Common Stock issued in connection with the Plan.

25. What are the responsibilities of the Company and the Administrator under the Plan?

     Neither the Company nor the Administrator shall be liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claims of liability (i) arising out of failure to terminate a Participant's account upon such Participant's death prior to receipt by the Administrator of notice in writing of such death, (ii) with respect to the price at, or terms upon which, shares of Common Stock may be purchased under the Plan or the times such purchases may be made, or (iii) with respect to any fluctuation in the market value of the Common Stock before, at or after the time any such purchases may be made, nor shall they have any duties, responsibilities or liabilities except such as are expressly set forth hereunder. The terms and conditions of the Plan shall be governed by the laws of the State of South Carolina.

26.  Who bears the risk of market fluctuations in the price of the Common Stock?

     A Participant's investment in shares held in a Plan account is no different than an investment in shares not held in a Plan account. Each Participant bears the risk of loss and the benefits of gain from market price changes with respect to all shares.

     Neither the Company nor the Administrator can guarantee that shares purchased under the Plan will, at any particular time, be worth more or less than their purchase price. Each Participant should recognize that neither the Company nor the Administrator can provide any assurance of a profit or protection against loss on any shares purchased under the Plan.

27.  May the Plan be changed or discontinued?

     The Company reserves the right to modify, suspend or terminate the Plan at any time. Participants will be notified of any such modification, suspension or termination.

28.  How is the Plan to be interpreted?

     Any question of interpretation arising under the Plan will be determined by the Company, and such determination shall be final.

29.  Who should be contacted with questions about the Plan?

The Administrator:
       The South Financial Group Dividend Reinvestment Plan
       c/o Registrar and Transfer Company
       10 Commerce Drive
       Cranford, New Jersey 07016-3572
       1-800-368-5948 (between 9:00 a.m. and 5:00 p.m. eastern time)
       Email:  invrelations@rtco.com

The Company:
       The South Financial Group, Inc.
       Investor Relations Department
       P.O. Box 1029
       Greenville, SC 29602
       1-800-951-2699 ext. 54919 (between 9:00 a.m. and 5:00 p.m. eastern time)

                                  AMENDMENT TO
                         THE SOUTH FINANCIAL GROUP, INC.
          AMENDED AND RESTATED COMMON STOCK DIVIDEND REINVESTMENT PLAN

This Amendment (this "Amendment") to The South Financial Group, Inc.'s Amended and Restated Common Stock Dividend Reinvestment Plan, amended as of May 1, 2001 (the "Plan") is made by The South Financial Group, Inc., to be effective as of May 1, 2001. The Plan is hereby amended to increase the shares of common stock of The South Financial Group, Inc. issuable thereunder from 450,000 to 750,000. Except as amended by this Amendment, the Plan is ratified and affirmed in its entirety. IN WITNESS WHEREOF, this Amendment is entered into as of May 1, 2001.

                                  THE SOUTH FINANCIAL GROUP, INC.



                                  By: /s/ William S. Hummers III
                                      ----------------------------------
                                  Name: William S. Hummers, III
                                  Title:   Executive Vice President









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